Dreyfus

Global Bond

Fund, Inc.

ANNUAL REPORT November 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Proxy Results

                                 FOR MORE INFORMATION

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Global Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Bond Fund, Inc., covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Christine Downton.

When the reporting period began, much of the world was recovering from a global financial crisis that had created recessions in several international markets. It soon became evident that the more accommodative monetary policies implemented by central banks worldwide were supporting the early stages of economic recoveries in Japan and the emerging markets of Asia, Latin America and Eastern Europe.

By the third quarter of 1999, rising growth rates in most parts of the world fostered concerns that inflationary pressures might re-emerge. In the U.S., the Federal Reserve Board raised interest rates three times during the summer and fall of 1999 in an attempt to forestall inflationary pressures. Because U.S. businesses and consumers are important drivers of many foreign economies, interest rates also rose in many international markets. As a result, returns from international bonds generally declined during the reporting period

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Global Bond Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999

DISCUSSION OF FUND PERFORMANCE

Christine Downton, Portfolio Manager

How did Dreyfus Global Bond Fund, Inc.  perform relative to its benchmark?

For the 12-month period ended November 30, 1999, Dreyfus Global Bond Fund, Inc. produced a total return of -3.87% .(1) This compares with a total return of -2.10% for the Salomon Smith Barney World Government Bond Index (unhedged), the
fund'   s    benchmark.(2)

We attribute the fund's relative performance to slowing economic growth in the European markets, which dampened the performance of our investments there during much of the period. In addition, toward the middle of the reporting period, we maintained a slightly longer average duration (a measure of the portfolio's sensitivity to changing interest rates) relative to the fund's benchmark. Fears of inflation in the global bond markets prompted bond yields in the United States and elsewhere to rise. In such an environment, our longer duration served
to    hinder    the    fund'   s    overall    returns.

What is the fund's investment approach?

The fund ordinarily invests most of its assets in debt obligations of issuers located throughout the world. These debt obligations may include government
bonds   and   notes,   sovereign   debt  obligations,  convertible  securities,
mortgage-related  securities,  municipal  obligations, money market instruments,
and    corporate    bonds,    debentures    and    notes.

The fund will generally invest in debt obligations issued by governments or corporations in at least three countries. We typically select foreign securities based on their real yields relative to yields in other countries, the economic and financial markets of the countries in which the issuers are located, and the interest-rate environment in those countries. We typically invest in developed countries' sovereign debt, and the average credit quality of the portfolio was
AA    as    of    November    30,    1999.

                                                             The Fund

What other factors influenced the fund's performance?

During the first nine months of the reporting period, the fund focused on investments in the European markets, particularly in Spain, Italy, Sweden and The Netherlands. Local European bond markets performed well relative to other global markets, in the first half of the year, to the benefit of the portfolio. Currency risk management also gave significant protection against the weakness of the euro relative to the U.S. dollar. However, midway through the reporting period, the U.S. bond markets began to show signs of weakening, both on an absolute basis and relative to European markets. During that period we realized profits by selling some of our European holdings, choosing instead to deploy those assets to dollar-related markets, such as Canada, Australia and, to a lesser degree, New Zealand.

At the same time, we extended the portfolio's average duration to approximately seven years. During most of the reporting period, the fund's average duration was approximately six years compared to the benchmark's average duration of 5.7 years. In hindsight, we believe we might have extended our average duration a little too early because it reduced our ability to capture higher yields on U.S. bonds. By October, however, we began shifting approximately 15% of those assets back into the European markets after modest deterioration of the euro, enabling us to purchase European bonds at what we believed were attractive prices

Finally, we continued to avoid investments in Japan because we believe the Japanese bond market remains overvalued. Later in the period, the yen grew in strength relative to the U.S. dollar, primarily because of rising confidence in the recovery of the Japanese economy. While we have been encouraged by the actions taken by the Japanese authorities to address their economic problems, we currently prefer to remain cautious in our view toward the region.

What is the fund's current strategy?

We are confident that our strategy of gradually moving a portion of the fund's assets back into the European markets can position the fund well in the prevailing investment environment.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A FIXED-INCOME INDEX AND IS A MARKET
CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE AND COVERS DEBT ISSUES OF 18 GOVERNMENT BOND MARKETS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Bond Fund, Inc. and the Salomon Smith Barney World Government Bond Index (unhedged)

Average Annual Total Returns AS OF 11/30/99


                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception

FUND                                                         3/18/94           (3.87)%             7.51%             6.72%

(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GLOBAL BOND FUND, INC. ON 3/18/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (UNHEDGED) ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/94 IS USED AS THE BEGINNING VALUE ON 3/18/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (UNHEDGED) IS A FIXED-INCOME INDEX AND IS A MARKET-CAPITALIZATION WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE AND COVERS DEBT ISSUES OF 18 GOVERNMENT BOND MARKETS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


STATEMENT OF INVESTMENTS

November 30, 1999

                                                                                              Principal

BONDS AND NOTES--91.0%                                                                        Amount(a)               Value ($)

BANKING--36.3%

Ab Spintab:


   Bonds, 6%, 2009                                                             SEK            2,000,000                  226,614

   Ser. 166, Bonds, 6.75%, 2014                                                SEK            7,200,000                  840,413


Abbey National Treasury,


   Bonds, 7.125%, 2001                                                         GBP              400,000                  642,275


Banco Bilbao Vizcaya,


   Bonds, 5.5%, 2009                                                           EUR            1,500,000                1,502,161


Bayerische Landesbank Girozentrale,


   Notes, 6%, 2004                                                             NZD            1,320,000                  635,087


Eurofima,


   Medium-Term Notes, 5.625%, 2008                                             SEK            2,000,000                  233,328


Inter-American Development Bank,


   Bonds, 1.9%, 2009                                                           JPY           93,000,000                  919,053


Landwirtschaftliche Rentenbank, Ser. 145,


   Bonds, 4.125%, 2009                                                         EUR              740,000                  677,066


Rheinische Hypothekenbank, Ser. 798,


   Bonds, 4.5%, 2004                                                           EUR              660,000                  649,866


Swedish Export Credit,


   Notes, 5.625%, 2005                                                         SEK            6,530,000                  760,623

                                                                                                                       7,086,486


FINANCIAL--6.8%

Depfa Finance, Ser. 83,


   Medium-Term Notes, 7.75%, 2001                                              GBP              250,000                  403,491


Principal Financial Global Fund, Ser. 1,


   Bonds, 4.5%, 2009                                                           EUR            1,000,000                  915,129

                                                                                                                       1,318,620


FOREIGN/GOVERNMENTAL--27.6%

Australia Government Bonds,


   7.5%, 2009                                                                  AUD              340,000                  229,721


Government of New Zealand Bonds:


   7%, 2009                                                                    NZD            1,340,000                  681,099

   6%, 2011                                                                    NZD              303,000                  140,660


Japan Government Bonds, Ser. 41,


   1.5%, 2019                                                                  JPY           40,700,000                  337,117


Kingdom of Sweden Notes,


   6.75%, 2014                                                                 SEK            6,000,000                  764,689


Netherlands Government Bonds:


   5.25%, 2008                                                                 EUR            1,070,000                1,084,689

   7.5%, 2010                                                                  EUR              238,499                  281,191

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)

FOREIGN/GOVERNMENTAL (CONTINUED)

Spain Government Deb.,


   5.15%, 2009                                                                 EUR            1,890,000                1,883,515

                                                                                                                       5,402,681


INSURANCE--3.4%

Istituto Nazionale delle Assicurazioni,


   Sr. Deb., 4.5%, 2009                                                        EUR              730,000                  672,568


RETAIL TRADE-FOOD CHAINS--3.4%

Carrefour,


   Bonds, 4.5%, 2009                                                           EUR              720,000                  672,153


U.S. GOVERNMENT--10.2%

U.S. Treasury Inflation Protection Securities,


   3.875%, 1/15/2009                                                                          1,988,000  (b)           1,993,606


UTILITIES-TELEPHONE--3.3%

Koninklijke KPN,


   Sr. Deb., 4.75%, 2008                                                       EUR              690,000                  654,679


TOTAL BONDS AND NOTES


   (cost $18,922,002)                                                                                                 17,800,793


SHORT-TERM INVESTMENTS--1.3%

U.S. TREASURY BILLS,

  4.62%, 12/23/1999


   (cost $251,288)                                                                              252,000                  251,370

TOTAL INVESTMENTS (cost $19,173,290)                                                              92.3%               18,052,163

CASH AND RECEIVABLES (NET)                                                                         7.7%                1,500,233

NET ASSETS                                                                                       100.0%               19,552,396

(A) PRINCIPAL AMOUNT WILL BE IN U.S. DOLLARS UNLESS OTHERWISE NOTED.
AUD--AUSTRALIAN DOLLARS
EUR--EUROS
GBP--BRITISH POUNDS
JPY--JAPANESE YEN
NZD--NEW ZEALAND DOLLARS
SEK--SWEDISH KRONE

(B) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999

                                                             Cost        Value

ASSETS ($):

Investments in securities--See Statement of Investments  19,173,290  18,052,163

Cash                                                                    639,309

Cash denominated in foreign currencies                          43           43

Receivable for forward currency exchange contracts closed               545,097

Interest receivable                                                     449,391

Net unrealized appreciation on forward currency


   exchange contracts--Note 4(a)                                       393,625

Receivable for shares of Common Stock subscribed                         5,426

Prepaid expenses and other assets                                        6,682

                                                                      20,091,736


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             4,795

Due to Distributor                                                        4,020

Payable for forward currency exchange contracts closed                  435,178

Payable for shares of Common Stock redeemed                              43,014

Accrued expenses                                                         52,333


                                                                        539,340

NET ASSETS ($)                                                       19,552,396


COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      20,311,235

Accumulated undistributed investment income--net                        545,242

Accumulated net realized gain (loss) on investments and


   foreign currency transactions                                       (564,358)


Accumulated net unrealized appreciation (depreciation)


   on investments and foreign currency transactions                    (739,723)

NET ASSETS ($)                                                       19,552,396


SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       1,616,867

NET ASSET VALUE, offering and redemption price per share ($)              12.09

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended November 30, 1999


INVESTMENT INCOME ($):

INTEREST INCOME                                                        937,645

EXPENSES:

Management fee--Note 3(a)                                              135,121

Shareholder servicing costs--Note 3(b)                                  60,266

Legal fees                                                              45,801

Auditing fees                                                           35,173

Registration fees                                                       25,130

Directors' fees and expenses--Note 3(c)                                 24,084

Prospectus and shareholders' reports                                    15,164

Custodian fees                                                          10,332

Loan commitment fees--Note 2                                               162

Miscellaneous                                                           12,666

TOTAL EXPENSES                                                         363,899

Less--reduction in management fee due to


   undertaking--Note 3(a)                                             (103,181)

NET EXPENSES                                                           260,718

INVESTMENT INCOME--NET                                                 676,927


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                   (1,076,435)

Net realized gain (loss) on forward currency exchange contracts      1,194,025

NET REALIZED GAIN (LOSS)                                               117,590

Net unrealized appreciation (depreciation) on investments and


   foreign currency transactions                                    (1,629,544)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,511,954)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (835,027)


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,

                                                     1999               1998

OPERATIONS ($):

Investment income--net                            676,927             617,124

Net realized gain (loss) on investments           117,590              74,188

Net unrealized appreciation (depreciation)


   on investments                             (1,629,544)             694,741


NET INCREASE (DECREASE) IN NET ASSETS


   RESULTING FROM OPERATIONS                    (835,027)           1,386,053


DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (593,644)            (852,420)

Net realized gain on investments                (335,579)            (115,181)

TOTAL DIVIDENDS                                 (929,223)            (967,601)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  10,411,607            7,516,813

Dividends reinvested                              821,994              840,782

Cost of shares redeemed                       (6,683,537)           (4,055,687)

INCREASE (DECREASE) IN NET ASSETS FROM


   CAPITAL STOCK TRANSACTIONS                   4,550,064            4,301,908

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,785,814            4,720,360


NET ASSETS ($):

Beginning of Period                            16,766,582           12,046,222

END OF PERIOD                                  19,552,396           16,766,582


Undistributed investment income
   (Distributions in excess of
     investment income)--net                      545,242             (544,428)


CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       821,126              590,731

Shares issued for dividends reinvested             64,895               66,344

Shares redeemed                                  (536,270)            (318,868)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     349,751              338,207

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended November 30,


                                                                 1999           1998          1997          1996           1995


PER SHARE DATA ($):


Net asset value, beginning of period                            13.23          12.97         13.18          13.07         12.04


Investment Operations:


Investment income--net                                            .44(a)         .56(a)        .65(a)         .77(a)        .85


Net realized and unrealized


   gain (loss) on investments                                    (.93)           .63           .02             .55         1.06

Total from Investment Operations                                 (.49)          1.19           .67            1.32         1.91


Distributions:


Dividends from investment income--net                            (.39)          (.81)         (.88)          (1.21)        (.88)


Dividends from net realized gain


   on investments                                                (.26)          (.12)           --              --            --

Total Distributions                                              (.65)          (.93)          (.88)         (1.21)        (.88)

Net asset value, end of period                                  12.09          13.23          12.97          13.18        13.07

TOTAL RETURN (%)                                                (3.87)          9.70           5.42          10.96        16.47


RATIOS/SUPPLEMENTAL DATA (%):


Ratio of expenses to average net assets                          1.35           1.35           1.35           1.34          .81


Ratio of net investment income


   to average net assets                                         3.51           4.36           5.10           5.87         6.76


Decrease reflected in above expense ratios


   due to undertakings by the Manager                             .53            .61            .75            .66         1.12

Portfolio Turnover Rate                                        235.89         222.22         274.83          81.34        20.46

Net Assets, end of period ($ x 1,000)                          19,552         16,767         12,046         10,779       16,480

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Global Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to seek total return. The Dreyfus Corporation (" Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective October 1, 1999, Pareto Partners ("Pareto") serves as the fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares, which are sold to the public without a sales charge.

As of November 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 515,791 shares of the fund.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indication as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding Treasury Bills, are The Fund carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,309 during the period ended November 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the
distribution    requirements
of the Internal Revenue Code of 1986, as amended (the "Code"). This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On November 30, 1999, the Board of Directors declared a cash dividend of $.035 per share from investment income-net, payable on December 1, 1999 (ex-dividend date) , to shareholders of record as of the close of business on November 30, 1999.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $490,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.

During the period ended November 30, 1999, the fund increased accumulated undistributed investment income-net by $1,006,387, and decreased accumulated net realized gain (loss) on investments by $986,321 and paid-in capital by $20,066. Net assets were not effected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing
market    rates    in    effect     The    Fund
at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus had undertaken from December 1, 1998 through November 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceeded an annual rate of 1.35% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $103,181 during the period ended November 30, 1999.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Pareto, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the fund' s average daily net assets, computed at the following rates:

 AVERAGE NET ASSETS


    0 to $100 million  . . . . . . . . . . . . . . . . .   .22 of 1%

    $100 million to $1 billion . . . . . . . . . . . . .   .20 of 1%

    $1 billion to $1.5 billion . . . . . . . . . . . . .   .18 of 1%

    $1.5 billion or more . . . . . . . . . . . . . . . .   .16 of 1%


(B) Under the Shareholder Services Plan, the fund pays the Distributor an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1999, the fund was charged $48,258 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $12,300 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1999, amounted to $45,644,611 and $39,417,756, respectively.

In addition, the following summarizes open forward currency exchange contracts at November 30, 1999:

                                                      Foreign


Forward Currency                                     Currency                                                         Unrealized

Exchange Contracts                                    Amounts            Proceeds ($)            Value ($)      Appreciation ($)


Sales:

Australian Dollars,


  expiring 6/15/2000                                  233,000                150,040               148,611                  1,429


British Pounds,


  expiring 6/15/2000                                  324,000                527,099               517,702                  9,397


Euros,


  expiring 6/15/2000                                9,245,000              9,748,547             9,454,451                294,096


New Zealand Dollars,


  expiring 6/15/2000                                3,082,000              1,595,397             1,573,806                 21,591


Swedish Krona,


  expiring 6/15/2000                               24,196,000              2,936,942             2,878,776                 58,166

Purchases:                                                                  Cost ($)


Japanese Yen,


  expiring 6/15/2000                               28,200,000                277,150               286,096                  8,946

Total                                                                                                                     393,625

                                                                                                     The Fund

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(B) At November 30, 1999, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $727,502 consisting of $436,694 gross unrealized appreciation and $1,164,196 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Global Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Bond Fund, Inc., including the statement of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Bond Fund, Inc. at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

January 5, 2000

                                                             The Fund

PROXY RESULTS (Unaudited)

Stockholders   voted   on  the  following  proposal  presented  at  the  special
stockholders' meeting held on September 17, 1999. The description of the proposal and the number of shares voted are as follows:

                                                         Shares

                                                      For  Authority Withheld

Approval of the proposed Sub-Investment Advisory Agreement between the fund
and Dreyfus                                     1,326,871               17,630

                        For More Information

                        Dreyfus Global Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Pareto Partners

                        271 Regent Street

                        London WIR8PP

                        England

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  098AR9911